UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 8, 2012

Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On November 15, 2012, Moody National REIT I, Inc. (the “Company”) filed a Form 8-K reporting the Company’s acquisition of an interest in a hotel property located in The Woodlands, Texas, a suburb of Houston, Texas, commonly known as the Homewood Suites Woodlands (the “Woodlands Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on November 15, 2012 to provide the required financial information related to the Company’s acquisition of an interest in the Woodlands Hotel.

(a) Financial Statements of Business Acquired

Terrapin Operator Woodlands, LLC and the Tenancy In Common

Independent Auditors’ Report	F-1

Combined Balance Sheets as of September 30, 2012 and December 31, 2011	F-2

Combined Statements of Operations for the nine months ended September 30, 2012 and the year ended December 31, 2011	F-3

Combined Statements of Owners’ Equity for the nine months ended September 30, 2012 and the year ended December 31, 2011	F-4

Combined Statements of Cash Flows for the nine months ended September 30, 2012 and the year ended December 31, 2011	F-5

Notes to Combined Financial Statements for the nine months ended September 30, 2012 and the year ended December 31, 2011	F-6

(b) Pro Forma Financial Information

Moody National REIT I, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Financial Information	F-12

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2012	F-13

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2012	F-14

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011	F-15

Unaudited Notes to Pro Forma Consolidated Financial Information	F-16

(c) Shell Company Transactions

Not applicable

(d) Exhibits

None

Report of Independent Registered Public Accounting Firm

We have audited the accompanying combined balance sheets of Terrapin Operator Woodlands, LLC and the Tenancy In Common (the “Company”) as of September 30, 2012 and December 31, 2011, and the related combined statements of operations, changes in owners' equity, and cash flows for the nine-month period ended September 30, 2012 and the year ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Company as of September 30, 2012 and December 31, 2011, and the combined results of its operations, changes in owners' equity, and its cash flows for the nine-month period ended September 30, 2012 and for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia
January 25, 2013

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
COMBINED BALANCE SHEETS
AT SEPTEMBER 30, 2012 AND DECEMBER 31, 2011

	September 30, 2012	December 31, 2011

ASSETS
Investments in hotel property, net	$8,826,111	$9,118,765
Cash and cash equivalents	273,919	165,501
Restricted cash	197,862	271,261
Guest receivables, net	88,717	59,975
Prepaid expenses	18,947	38,250
Deferred costs, net	70,693	83,481
Due from related party	200,000	20,761

TOTAL ASSETS	$9,676,249	$9,757,994

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable	$36,363	$56,626
Accrued expenses	253,425	279,992
Obligations under capital lease	82,510	104,171
Note payable	6,930,944	7,015,812

Total liabilities	7,303,242	7,456,601

OWNERS’ EQUITY	2,373,007	2,301,393

TOTAL LIABILITIES AND OWNERS’ EQUITY	$9,676,249	$9,757,994

See accompanying notes to combined financial statements.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

	September 30, 2012	December 31, 2011

REVENUE
Room revenue	$2,496,269	$3,132,754
Other income	121,342	124,879

Total revenue	2,617,611	3,257,633

EXPENSES
Salaries and wages	466,750	582,660
Room	272,586	336,495
Other operating expenses	44,240	56,813
Franchise fees	206,897	259,462
Administrative and general	133,289	164,542
Advertising	18,055	19,654
Management fee	104,343	130,684
Repair and maintenance	69,581	69,208
Utilities	110,293	160,950
Taxes, insurance, and rentals	248,464	322,156
Depreciation and amortization	338,153	436,782

Total expenses	2,012,651	2,539,406

OPERATING INCOME	604,960	718,227

OTHER INCOME AND (EXPENSES)
Interest income	41	397
Interest expense	(330,887)	(448,157)
Total other expenses	(330,846)	(447,760)

NET INCOME	$274,114	$270,467

See accompanying notes to combined financial statements.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF OWNERS' EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

BALANCE, January 1, 2011	$2,300,926

Capital distributions	(270,000)
Net income	270,467

BALANCE, December 31, 2011	2,301,393

Capital distributions	(202,500)
Net income	274,114

BALANCE, September 30, 2012	$2,373,007

See accompanying notes to combined financial statements.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
COMBINED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

	September 30, 2012	December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$274,114	$270,467
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	338,153	436,782
Amortization of deferred loan costs	8,288	11,051
Changes in assets and liabilities:
Guest receivables, net	(28,742)	51,736
Prepaid expenses	19,303	(2,799)
Accounts payable	(20,263)	6,290
Accrued expenses	(26,567)	576
Net cash provided by operating activities	564,286	774,103

CASH FLOWS FROM INVESTING ACTIVITIES
Change in restricted cash	73,399	(13,805)
Advances to related party	(275,000)	(20,761)
Repayments by related party	95,761	-
Investment in hotel property	(40,999)	(294,992)
Net cash used in investing activities	(146,839)	(329,558)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable	(84,868)	(109,188)
Payments on obligations under capital lease	(21,661)	(27,409)
Capital distributions	(202,500)	(270,000)
Net cash used in financing activities	(309,029)	(406,597)

NET CHANGES IN CASH AND CASH EQUIVALENTS	108,418	37,948

CASH AND CASH EQUIVALENTS, beginning of period	165,501	127,553

CASH AND CASH EQUIVALENTS, end of period	$273,919	$165,501

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
Cash paid during the year for interest	$324,087	$437,555

See accompanying notes to combined financial statements.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

1.  ORGANIZATION AND BASIS OF PRESENTATION

The Homewood Suites Woodlands (the “Woodlands Hotel”), is a 91-suite hotel property located in The Woodlands, Texas, a suburb of Houston, Texas.  The Woodlands Hotel is owned by Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Marc Hotel Houston, LLC,  Miriam  Hotel Houston, LLC, and Terrapin Operator Woodlands, LLC through undivided interests as tenants-in-common (each a “Tenant In Common” and collectively, the “Tenancy In Common”).  As used herein, unless specifically stated otherwise, the term “Woodlands Hotel” shall be deemed to mean the combined financial position of the Woodlands Hotel based upon the books and records of the Tenancy In Common and Terrapin Operator Woodlands, LLC (the “Operator”). The Operator leases the Woodlands Hotel from the Tenancy In Common under a master triple-net lease.

These combined financial statements of the Woodlands Hotel have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The combined financial statements of the Woodlands Hotel include the accounts of the Tenancy In Common and the Operator. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenue and expenses during the reporting period.  Significant estimates include the valuation of guest receivables, useful lives of real estate assets for purposes of determining depreciation expense and assessments as to whether there is impairment in the value of long-lived assets.  Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost.  Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line method over the estimated useful lives of the related assets as follows:

Buildings and improvements                                          5 – 40 years
Furniture and fixtures                                                      3 – 15 years

Depreciation expense for the nine months ended September 30, 2012, and the year ended December 31, 2011, was $333,653, and $430,782, respectively

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011
Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amounts may not be recoverable. If such an event occurs in which the carrying amount of long-lived assets may not be recoverable, a comparison is made of the aggregate amount of current and projected operating cash flows into the foreseeable future on an undiscounted basis to the carrying amount. The carrying amount is adjusted, if necessary, to the estimated fair value to reflect impairment in the value of the asset. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker or appraisal estimates in accordance with the fair value measurements policy.

For real estate, the Woodlands Hotel monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, the Woodlands Hotel assesses potential impairment by comparing estimated future undiscounted operating cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted operating cash flows, the Woodlands Hotel recognizes an impairment loss to adjust the carrying amount of the asset to estimated fair value for assets held for use and fair value less costs to sell for assets held for sale.  There were no such impairment losses for the nine months ended September 30, 2012, and the year ended December 31, 2011.

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash

The Woodlands Hotel has classified as restricted cash certain cash and cash equivalents that are not available for use in its operations.  In accordance with certain agreements with the Lender (as defined in Note 4), the Tenancy In Common have an obligation to deposit monies in escrow accounts for the payment of insurance, property taxes and capital expenditures.

Revenue Recognition

Hotel revenues, including room, food, beverage, and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Woodlands Hotel is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Woodlands Hotel records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables, net

Guest receivables include hotel guests and corporate accounts.  The Woodlands Hotel maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Receivables are considered past due based on the due date determined by contractual terms.  Balances that remain outstanding after the Woodlands Hotel has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

Guest receivables are reported net of the allowance for doubtful accounts.  The Woodlands Hotel’s estimate of the allowance is based on historical collection experience and a review of other accounts receivable.   There was no allowance for doubtful accounts as of September 30, 2012 and December 31, 2011.

Deferred Costs, net

Deferred costs consist of loan fees and other costs of financing that are amortized using a method that approximates the effective interest method over the term of the related financing agreement.

Due from Related Party

Due from related party consists of amounts due from Anthony Sherman, manager for the Tenancy In Common.

Owners’ Equity

The Woodlands Hotel is owned by the Tenancy In Common individually through undivided interests as Tenancy In Common. Owners’ equity includes capital contributions provided by the Tenancy In Common offset by costs of the offering of the Tenancy In Common. Distributions are reflected when paid or declared, if applicable.

Income Taxes

The ownership of Woodlands Hotel is organized using a tenants-in-common structure.  Each Tenant In Common has an undivided interest in the assets and liabilities of the Woodlands Hotel.  No tax return is filed by the Woodlands Hotel since the taxable income and deductions are reported by the individual Tenant In Common.  The Tenancy In Common are not a tax paying entity under the existing provisions of the Internal Revenue Code of 1986, as amended.  Income and losses of the Woodlands Hotel flow through to the Tenancy In Common as tenants-in-common. Accordingly, no provision has been made for federal and state income taxes in the accompanying combined financial statements.

The Woodlands Hotel has reviewed tax positions under GAAP guidance that clarifies the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the combined financial statements if it is more likely than not that the tax position will be sustained upon examination. The Woodlands Hotel has no material uncertain tax positions as of September 30, 2012.

Advertising Expenses

Advertising and sales promotion costs are expensed as incurred.  Advertising expense was $18,055 and $19,654 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.

 Fair Value of Financial Assets and Liabilities

The Woodlands Hotel measures and discloses certain financial assets and liabilities at fair value. GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The guidance describes three levels of inputs that may be used to measure fair value:

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

For disclosure purposes, assets and liabilities are classified in their entirety in the fair value hierarchy level based on the lowest level of input that is significant to the overall fair value measurement. The Woodlands Hotel’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy.

Woodlands Hotel utilizes the active market approach to measure fair value for its combined financial assets and liabilities.

3.  INVESTMENT IN THE HOTEL

Investment in the Woodlands Hotel consists of the following:

	September 30, 2012	December 31, 2011

Land	$868,920	$868,920
Building and improvements	8,890,862	8,855,109
Furniture and fixtures	1,264,585	1,259,339
Investment in hotel property, gross	11,024,367	10,983,368

Less accumulated depreciation	(2,198,256)	(1,864,603)

Investment in hotel property, net	$8,826,111	$9,118,765

4.  DEFERRED COSTS

Deferred financing costs amortized and recorded as interest expense in the accompanying combined statements of operations was approximately $8,288 and $11,051 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.   Also, the initial hotel franchise cost of $60,000 is being amortized over ten years and is being charged to amortization expense.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

Deferred financing costs for the periods covered are as follows:

	September 30, 2012	December 31, 2011

Deferred loan costs	$110,508	$110,508
Less accumulated amortization	(64,815)	(56,527)
Franchise costs	60,000	60,000
Less accumulated amortization	(35,000)	(30,500)
Deferred costs, net	$70,693	$83,481

Expected future amortization of deferred costs is as follows:

Years Ending
September 30
2013	$17,051
2014	17,051
2015	17,051
2016	17,051
Thereafter	2,489
Total	$70,693

5.  NOTE PAYABLE

In connection with the acquisition of the Woodlands Hotel on November 17, 2006, the Tenancy In Common financed $7,500,000 of the purchase price with a mortgage loan (the “Loan”) from Arcs Commercial Mortgage Co., L.P. (the “Lender”).  The balance of the Loan owed at September 30, 2012 and December 31, 2011, was $6,930,944 and $7,015,812, respectively.  The Loan requires monthly principal and interest payments of $44,966, bearing an interest rate of 6.00%, until its maturity date on December 6, 2016, when all remaining interest and principal amounts are due.  The Loan is secured by the Woodlands Hotel and its related assets. Principal payments of $121,351, $128,943, $137,009, $144,466 and  $6,399,175 are due for the years ending September 30, 2013, 2014, 2015, 2016 and 2017, respectively.

TERRAPIN OPERATOR WOODLANDS, LLC AND THE TENANCY IN COMMON
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND
YEAR ENDED DECEMBER 31, 2011

6.  OBLIGATIONS UNDER CAPITAL LEASE

The Tenancy In Common lease televisions under a capital lease expiring in 2015.  As of September 30, 2012, remaining principal obligations and interest payments under the capital lease were as follows:

Years Ending
September 30	Principal	Interest	Total
2013	$30,435	$4,123	$34,558
2014	32,313	2,245	34,558
2015	19,762	397	20,159
Total	$82,510	$6,765	$89,275

The original cost of the leased televisions was $157,587 and accumulated depreciation was $107,685 and $84,046 as of September 30, 2012 and December 31, 2011, respectively.

7.  MANAGEMENT FEES

The Woodlands Hotel is managed and operated by the Operator pursuant to a management agreement (“Management Agreement”). Pursuant to the terms of the Management Agreement, the Operator is responsible for the day-to-day operations of the Woodlands Hotel in accordance with the hotel business plan.  The Management Agreement is effective as of 1976 and expires in fiscal year 2024.  Payments of the management fee are made to Terrapin Management Corp.

The Management Agreement includes a basic management fee equal to 4% of gross revenues.  These fees amounted to $104,343 and $130,684 for the nine months ended September 30, 2012 and the year ended December 31, 2011, respectively.  If the Management Agreement is terminated prior to its expiration, certain fees may be assessed in accordance with the terms.

8.  COMMITMENTS AND CONTINGENCIES

The Woodlands Hotel is subject to various legal proceedings and claims that arise in the ordinary course of business. The Woodlands Hotel believes that the final outcome of known matters will not have a material adverse effect on the combined financial position, results of operations, or cash flows of the Woodlands Hotel.

9.      SIGNIFICANT CONCENTRATIONS

Cash Concentrations

Financial instruments that potentially subject the Woodlands Hotel to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Woodlands Hotel has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits.  The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

10.      SUBSEQUENT EVENT

On November 8, 2012, Moody National REIT I, Inc. (the “Moody REIT”) acquired the Woodlands Hotel from the Tenancy In Common through Moody National Wood-Hou Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”).   Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership.  The aggregate purchase price paid by Moody Holding for the Woodlands Hotel was $12,000,000, comprised of a cash payment to the Tenancy In Common of approximately $5,088,578 and the assumption and modification of approximately $6,911,422 of the Loan secured by the Woodlands Hotel, plus closing costs, transfer taxes, and certain payments to third parties in connection with fees incurred by the Tenancy In Common.

The Woodlands Hotel evaluated subsequent events through January 25, 2013, for inclusion in the combined financial statements.

MOODY NATIONAL REIT I, INC.

Unaudited Pro Forma Consolidated Financial Information

On November 8, 2012, Moody National REIT I, Inc. (the “Company”) acquired the Homewood Suites Woodlands, a 91-suite hotel property located in The Woodlands, Texas (the “Woodlands Hotel”) through Moody National Wood-Hou Holding, LLC, the Company’s indirect wholly owned subsidiary (“Moody Holding”).  The Company owns a 100% interest in Moody Holding through the Company’s operating partnership.  The aggregate purchase price paid by Moody Holding for the Woodlands Hotel was $12,000,000, comprised of a cash payment to the Woodland Hotel’s unaffiliated tenant-in-common owners (the “Tenancy In Common”) of approximately $5,088,578 and the assumption and modification of approximately $6,911,422 of existing mortgage indebtedness secured by the Woodlands Hotel, plus closing costs, transfer taxes, and certain payments to third parties in connection with fees incurred by the Tenancy In Common.

The following unaudited pro forma consolidated balance sheet as of September 30, 2012 is presented as if the Company acquired the Woodlands Hotel on September 30, 2012.  The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011 are presented as if the Company had acquired the Woodlands Hotel on January 1, 2011.  This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2012 and the Company’s annual report on Form 10-K for the year ended December 31, 2011. This pro forma information is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Company’s acquisition of the Woodlands Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012

	September 30, 2012 (a)	Pro Forma Adjustments (b)	Pro Forma September 30, 2012
ASSETS
Investment in hotel properties, net	$-	$12,000,000	$12,000,000
Cash and cash equivalents	7,335,872	(5,088,578)	2,247,294
Mortgage note receivable	12,516,967	-	12,516,967
Prepaid expenses and other assets	513,347	-	513,347
Deferred loan costs, net of accumulated amortization of $14,192	57,177	-	57,177
Total Assets	$20,423,363	$6,911,422	$27,334,785

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$11,083,931	$6,911,422	$17,995,353
Accounts payable and accrued expenses	15,933	-	15,933
Dividends payable	74,193	-	74,193
Total Liabilities	11,174,057	6,911,422	18,085,479

Special partnership Units - 100 Special units of the Operating Partnership	1,000	-	1,000

Equity:
Stockholders’ equity:
Common stock, $0.01 par value per share; 400,000,000 shares authorized, 1,146,679 and 576,377 issued and outstanding at September 30, 2012 and December 31, 2011, respectively	11,467	-	11,467
Preferred stock, $0.01 par value per share; 50,000,000 shares authorized, no shares issued and outstanding	-	-	-
Additional paid-in capital	9,256,749	-	9,256,749
Accumulated deficit	(481,176)	-	(481,176)
Total stockholders’ equity	8,787,040	-	8,787,040
Noncontrolling interest- 100 common units of the Operating Partnership	934	-	934
Noncontrolling interest in consolidated joint venture	460,332	-	460,332
Total Equity	9,248,306	-	9,248,306

TOTAL LIABILITIES AND EQUITY	$20,423,363	$6,911,422	$27,334,785

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	Nine Months Ended September 30, 2012 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2012
Revenue
Room revenue	$-	$2,496,269	$-		$2,496,269
Other hotel revenue	-	121,342			121,342
Total hotel revenue	-	2,617,611	-		2,617,611
Interest income from note receivable	493,139				493,139
Total revenue	493,139	2,617,611	-		3,110,750

Expenses
Hotel operating expenses	-	1,426,034	-		1,426,034
Property taxes, insurance and other	-	248,464	-		248,464
Depreciation	-	338,153	(74,345)	(c)	263,808
Corporate general and administrative	102,776	-	-		102,776
Total expenses	102,776	2,012,651	(74,345)		2,041,082

Operating Income	390,363	604,960	74,345		1,069,668

Interest expense and amortization of deferred loan costs	263,879	330,846	-		594,725
Income from continuing operations	126,484	274,114	74,345		474,943
Discontinued operations:
Operating loss from discontinued operations	(334,853)	-	-		(334,853)
Gain on disposition of discontinued operations	1,350,185	-	-		1,350,185
Income tax expense	(1,500)	-	-		(1,500)
Total income from discontinued operations	1,013,832	-	-		1,013,832
Net Income	1,140,316	274,114	74,345		1,488,775
Income attributable to noncontrolling interest from consolidated joint ventures	(312,522)	-	-		(312,522)

Income attributable to noncontrolling interest in common operating partnership units	(110)	-	-		(110)
Net income attributable to common shareholders	$827,684	$274,114	$74,345		$1,176,143

Net income per common share, basic and diluted					$1.40
Weighted average shares outstanding					842,956

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Year Ended December 31, 2011 As Reported (a)	Historical Statement Of Operations (b)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2011
Revenue
Room revenue	$-	$3,132,754	$-		$3,132,754
Other hotel revenue	-	124,879			124,879
Total hotel revenue	-	3,257,633	-		3,257,633
Interest income from note receivable	383,413				383,413
Total revenue	383,413	3,257,633	-		3,641,046
Expenses
Hotel operating expenses	-	1,780,468	-		1,780,468
Property taxes, insurance and other	-	322,156	-		322,156
Depreciation and amortization	-	436,782	(85,038)	(c)	351,744
Corporate general and administrative	267,388	-	-		267,388
Total expenses	267,388	2,539,406	(85,038)		2,721,756

Operating Income	116,025	718,227	85,038		919,290

Interest expense and amortization of deferred loan costs	206,793	447,760	-		654,553
Income (loss) from continuing operations	(90,768)	270,467	85,038		264,737
Discontinued operations:
Operating income from discontinued operations	216,528				216,528
Income tax expense	(99,300)	-	-		(99,300)
Total income from discontinued operations:	117,228	-	-		117,228
Net Income	26,460	270,467	85,038		381,965
Income attributable to noncontrolling interest from consolidated joint ventures	(75,362)	-	-		(75,362)

Income attributable to noncontrolling interest in common operating partnership units	(51)	-	-		(51)
Net income (loss) attributable to common shareholders	$(48,953)	$270,467	$85,038		$306,552

Net income per common share, basic and diluted					$0.72
Weighted average shares outstanding					422,872

See accompanying unaudited notes to pro forma consolidated financial statements.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects the Company’s historical unaudited balance sheet as of September 30, 2012 as filed with the Securities and Exchange Commission on November 14, 2012.

b.
Reflects the acquisition of a 100% interest in the Woodlands Hotel on November 8, 2012 for approximately $12,000,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and the assumption of approximately $6,911,422 of debt.

Depreciation and amortization are computed using the straight-line and accelerated methods based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$2,460,000	-
Buildings and improvements	8,960,000	39 years
Furniture, fixtures, and equipment	580,000	5 years
	$12,000,000

Other assets and liabilities were not acquired.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended September 30, 2012

a.	Reflects the Company’s unaudited historical operations for the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on November 14, 2012.

b.	Reflects historical operations of the Woodlands Hotel for the nine months ended September 30, 2012.

c.
Reflects the removal of historical depreciation and amortization expense of $338,153 and recognition of pro forma depreciation and amortization expense of $263,808. Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a straight-line method over the useful life of 5 years.  Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 10 years.

MOODY NATIONAL REIT I, INC.

UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011

a.
Reflects the Company’s historical operations for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on February 27, 2012.  The figures have been reclassified for this statement to reflect discontinued operations that resulted from the Company’s sale of the Residence Inn property, as more fully described in Note 11 (Discontinued Operations) of the Company’s unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2012, as filed with the Securities and Exchange Commission on November 14, 2012.

b.	Reflects historical operations of the Woodlands Hotel for the year ended December 31, 2011.

c.
Reflects the removal of historical depreciation and amortization expense of $436,782 and recognition of pro forma depreciation and amortization expense of $351,744.  Depreciation for the building is computed using the straight-line method over the estimated useful life of 39 years and for furniture, fixtures, and equipment is computed using a straight-line method over the useful life of 5 years.   Amortization for the franchise cost is computed using the straight-line method over the term of the franchise agreement of 10 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC

Date: January 25, 2013	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President